Exhibit 32.1


Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant To Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") of Life Sciences Research, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof, I, Andrew Baker, Chief Executive Officer of the Company, certify pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                        /S/ Andrew Baker
                                        -------------------------
                                          Andrew Baker
                                          Chief Executive Officer

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                                                                  Exhibit 32.2

 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant To Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") of Life Sciences Research, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof, I, Richard Michaelson, Chief Financial Officer of the Company, certify pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                                /S/ Richard Michaelson
                                                --------------------------
                                                Richard Michaelson
                                                Chief Financial Officer